WORLDWIDE
DOLLARVEST
FUND,INC.











FUND LOGO














Annual Report

November 30, 1996





The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.















Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

WORLDWIDE DOLLARVEST FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to utilize leverage in an amount up to 331/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility.
In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Important Tax
Information
(unaudited)

Of the net investment income distributions paid monthly by Worldwide DollarVest Fund, Inc. during its fiscal year ended November 30, 1996,95.43% are attributable to income received by the Fund from foreign sources. Additionally, there were no capital gain distributions paid by the Fund during the year.

Please retain this information for your records.




DEAR SHAREHOLDER


Investment Results
For the year ended November 30, 1996, total investment return of Worldwide DollarVest Fund, Inc. was +64.39%, based on a change in per share net asset value from $12.22 to $18.01, and assuming reinvestment of $1.470 per share income dividends. During the same period, the Fund earned $1.474 per share income dividends, representing a net annualized yield of 8.18%, based on a month-end per share net asset value of $18.01.

For the six-month period ended November 30, 1996, total investment return of Worldwide DollarVest Fund, Inc. was +32.92%, based on a change in per share net asset value from $14.22 to $18.01, and assuming reinvestment of $0.684 per share income dividends.

During 1996, global liquidity was the driving force behind lower yields in the United States, continental Europe and Japan. Investors in search of higher yields initiated or increased allocations to emerging markets debt.

The higher yields and spreads of emerging markets debt over US Treasury securities have attracted investors from a broad base including global bond funds, US high-yield funds, pension funds, insurance companies and equity funds. Unless default risk should appear, these investors tend to be longer-term investors.

Additionally, the Latin American region and most Eastern European countries are experiencing an improving trend in economic and political fundamentals. Therefore, these markets are attracting the highest levels of foreign direct investment and lending in history. We expect this trend to continue and consequently believe some countries may receive credit rating upgrades from Standard & Poor's Corp. and Moody's Investors Service, Inc. in 1997.

Finally, the countries that have Brady Bonds outstanding have liability management plans in progress or in the process of implementation. We expect the debt buy-back program initiated by several of these countries to continue to provide a positive technical support to the price of Brady Bonds.

Looking ahead, the global liquidity determined by the monetary policy of the Group of Seven Industrialized Nations will be of significance in setting the direction of spreads of emerging markets debt. Nevertheless, this environment of moderate growth in the United States with slow inflation is favorable for the export-oriented economies of the Latin American region. As long as fundamentals continue their improving trend, emerging markets are likely to make progress attracting capital. In our view, the principal current risk to emerging markets is a reversal of global liquidity or a drastic decline in the US stock market.

Investment Environment
Mexico
The Mexican economic and investment outlook continued to improve in the final months of 1996. Economic growth, the declining rate of inflation and the relative strength of the peso have exceeded most investors' expectations. The end of 1996 also marks a turning point in Mexico's dramatic economic austerity program which has preoccupied the nation and investors for the past two years. Mexico has successfully refinanced its short-term debt, dramatically lowered its current account deficit, instituted much-needed pension reform and stabilized its financial system. The country is now beginning to enjoy the fruits of this painful economic restructuring. As 1997 begins, many observers expect the Mexican economic recovery to accelerate and broaden, while inflation and local interest rates continue to trend lower.

In 1997, Mexico will face the challenge of maintaining tight fiscal and monetary policies during what promises to be a difficult election year. In July, Mexico will hold congressional elections in which the incumbent political party faces the possibility of losing control for the first time in decades. Additionally, Mexico City residents will elect their mayor for the first time. Despite these challenges, it is hoped that the Zedillo administration will adhere to the economic policies that have brought it such hard won success.

Argentina
As difficult as 1996 seemed, it proved to be a successful year for Argentina. The recession was overcome as the country shifted into a growth mode driven by exports and direct investment. The economic program was consolidated and was not affected by the feared departure of former Finance Minister Cavallo.

Looking ahead, we foresee investments in export-oriented sectors start to yield benefits, creating new job opportunities. Bank deposits and international reserves, at US$52.96 billion and US$20.23 billion, respectively, are at record highs since the implementation of the convertibility program. Our main concern is related to the political scenario as Argentines are expected to renew 50% of the congress in November 1997.

Brazil
Brazil ended 1996 with its major achievement being the reduction of inflation to approximately 10%. Another positive fact is the important shift in the composition of the capital accounts, as growth in foreign direct investment replaces the decline in portfolio and speculative investment.

Our main concerns continue to be related to the trade and fiscal deficits. Regarding the former, it is worrisome that exports are expected to grow no more than 3% year-on-year. We expect additional measures to promote exports. With respect to the fiscal deficit, we think that little lasting progress will be achieved without the previous approval of the pending constitutional reforms, including the social security tax and administrative reforms.

In the coming months, we expect the government to dedicate all of its strength to the passage of the so-called re-election amendment (which would allow the current President to run for a second term), and we are hopeful that such an event will precede the passage of the aforementioned constitutional reforms. We anticipate the re-election amendment to clear both congressional houses by mid 1997, consquently boosting investors' confidence.

Ecuador
During 1996, Ecuadorians elected Mr. Abdala Bucaram as their president, to remain in office through the year 2000. After less than six months in power, the Bucaram administration has started discussions with multilateral organizations to introduce an economic stabilization program in 1997. President Bucaram also appears committed to introducing a convertibility plan similar to that of Argentina, improving tax collections reducing subsidies and reforming the financial system, labor market and Social Security system to help balance the budget in 1997. Congressional support for those reforms and tough fiscal discipline through 1997 are necessary for the success of this ambitious program.

Venezuela
During 1996, Venezuela entered into a stand-by agreement with the International Monetary Fund (IMF) and started an aggressive privatization program, mostly in the telecommunications and banking sectors. At the same time, the country has liberalized interest rates, prices and currency markets. Higher international crude oil prices helped the central government budget reach a surplus in 1996 and increase international reserves from US$10 billion at the beginning of the IMF program to US$15 billion by December 1996.

Looking forward, the government of Venezuela has plans to privatize the aluminum and steel industries, expecting to receive $2.5 billion. The government still faces the challenge of reducing inflation from more than 100% in 1996 to an estimated 30% in 1997, without sacrificing the growth in the already depressed non-oil sector, and return positive real interest rates by mid 1997. Structural reforms involving transfers to local governments and the reduction of the government payroll are more difficult than those reforms implemented in 1996. However, we believe the authorities will remain committed to improving the participation of the private sector in the economy.

Russia
During 1996 Russia made significant progress in the fight against inflation. President Yeltsin was re-elected and survived a quintuple by-pass heart surgery. He is back in office and has stressed the continuation of his economic program and reforms. The emphasis in 1997 will be on raising tax revenues and resolving the arrears with public servants. The relationship of the government with the IMF seems to be in good terms. With the congressional passage in December of the 1997 budget, disbursements of the November and December installments under the IMF program are expected in January.

Russia still faces significant challenges ahead such as the resumption of GDP growth and reduction of social tensions and corruption. The access to the international capital markets was confirmed in 1996, with the successful issuance of a $1 billion eurobond. More issues are expected in 1997 as well as the closing of the foreign debt restructuring.

In Conclusion
We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to updating our outlook and strategy with you in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Paolo Valle)
Paolo Valle
Vice President and Portfolio Manager



January 13, 1997



PROXY RESULTS
During the six-month period ended November 30, 1996, Worldwide
DollarVest Fund, Inc. shareholders voted on the following proposals.
The proposals were approved at the annual shareholders' meeting on July 11, 1996. The description of each proposal and number of shares voted are as follows:

                                                                              Shares Voted            Shares Voted
                                                                                  For              Without Authority
1. To elect the Fund's Board of Directors:           Donald Cecil               6,087,985               156,676
                                                     Edward H. Meyer            6,087,660               157,001
                                                     Charles C. Reilly          6,088,135               156,526
                                                     Richard R. West            6,088,135               156,526
                                                     Arthur Zeikel              6,088,135               156,526
                                                     Edward D. Zinbarg          6,087,810               156,851

                                                                                Shares Voted      Shares Voted   Shares Voted
                                                                                    For             Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the current fiscal year.                   6,037,390            43,144        164,127



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                                                                     Interest   Maturity     Value    Percent of
COUNTRY       Industry            Face Amount            Eurobonds                     Rate       Date     (Note 1a)  Net Assets
Brazil        Communications    US$ 4,000,000   ++Comtel Brasileira Ltd.              10.75 %  9/26/2004 $  4,134,000    3.6%

                                                  Total Eurobonds in Brazil
                                                  (Cost--$4,000,000)                                        4,134,000    3.6


Mexico        Banking               4,300,000     Banco Nacional de Comercio
                                                  Exterior*                            7.25    2/02/2004    3,762,500    3.3

              Broadcast &           2,500,000     Grupo Televisa, S.A. de C.V.        11.375   5/15/2003    2,665,625    2.3
              Publishing

              Development Bank      1,500,000     Nacional Financiera S.A.             9.375   7/15/2002    1,498,125    1.3

              Industrial            4,000,000     Grupo Industrial Durango, S.A.      12.625   8/01/2003    4,315,000    3.7

              Tourism               1,000,000     Grupo Situr, S.A. de C.V.,
                                                  guaranteed by Grupo Sidek S.A.       8.75    9/14/1998      315,000    0.3

              Transportation        2,500,000     Mexican Maritime Transportation
                                                  Mexicana, S.A. de C.V.              10.00   11/15/2006    2,500,000    2.2

                                                  Total Eurobonds in Mexico
                                                  (Cost--$15,094,375)                                      15,056,250   13.1


                                                  Total Investments in Eurobonds
                                                  (Cost--$19,094,375)                                      19,190,250   16.7

                                                         Brady Bonds***

Argentina     Sovereign             2,842,000     Republic of Argentina, Floating
              Government                          Rate Bond*                           6.625   3/31/2005    2,454,920    2.2
              Obligations           4,000,000     Republic of Argentina, Global       11.00   10/09/2006    4,140,000    3.6
                                    7,000,000     Republic of Argentina, Par 'L'*      5.25    3/31/2023    4,515,000    3.9

                                                  Total Brady Bonds in Argentina
                                                  (Cost--$9,930,099)                                       11,109,920    9.7


Brazil        Sovereign            11,013,700     Republic of Brazil, C Bond
              Government                          (Registered)                         8.00    4/15/2014    8,040,001    7.0
              Obligations          11,233,974     Republic of Brazil, C Bond
                                                  (Bearer)*                            8.00    4/15/2014    8,200,801    7.1

                                                  Total Brady Bonds in Brazil
                                                  (Cost--$15,547,304)                                      16,240,802   14.1


Costa Rica    Sovereign             1,000,000     Banco Central Costa Rica,
              Government                          Principal 'B'                        6.25    5/21/2015      755,000    0.7
              Obligations

                                                  Total Brady Bonds in Costa Rica
                                                  (Cost--$661,250)                                            755,000    0.7


Croatia       Sovereign             5,000,000     Government of Croatia 'A'            6.687   7/30/2010    4,706,250    4.1
              Government
              Obligations

                                                  Total Brady Bonds in Croatia
                                                  (Cost--$4,512,500)                                        4,706,250    4.1


Ecuador       Sovereign            24,637,187     Republic of Ecuador, PDI
              Government                          (Bearer)*                            6.50    2/27/2015   14,843,905   12.9
              Obligations          10,573,900     Republic of Ecuador, PDI
                                                  (Registered)                         6.50    2/27/2015    6,370,775    5.5

                                                  Total Brady Bonds in Ecuador
                                                  (Cost--$17,579,049)                                      21,214,680   18.4


Mexico        Sovereign            15,000,000     United Mexican States, Global
              Government                          Bond*                               11.50    5/15/2026   15,712,500   13.6
              Obligations

                                                  Total Brady Bonds in Mexico
                                                  (Cost--$15,405,625)                                      15,712,500   13.6


Panama        Sovereign             1,000,000     Republic of Panama, IRB              3.50    7/17/2014      682,500    0.6
              Government            5,722,000     Republic of Panama, PDI*             6.75    7/17/2016    4,298,652    3.7
              Obligations

                                                  Total Brady Bonds in Panama
                                                  (Cost--$4,472,142)                                        4,981,152    4.3


Philippines   Sovereign             4,000,000   ++Republic of the Philippines
              Government                          (Registered)                         8.75   10/07/2016    4,200,000    3.7
              Obligations

                                                  Total Brady Bonds in the
                                                  Philippines (Cost--$4,053,500)                            4,200,000    3.7


Poland        Sovereign             5,000,000     Republic of Poland, Discount         6.50   10/27/2024    4,881,250    4.2
              Government
              Obligations

                                                  Total Brady Bonds in Poland
                                                  (Cost--$4,775,000)                                        4,881,250    4.2


Venezuela     Sovereign             8,950,000     Republic of Venezuela, DCB*          6.625  12/18/2007    7,708,187    6.7
              Government
              Obligations

                                                  Total Brady Bonds in Venezuela
                                                  (Cost--$6,169,906)                                        7,708,187    6.7


                                                  Total Investments in Brady Bonds
                                                  (Cost--$83,106,375)                                      91,509,741   79.5



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                                                                     Interest   Maturity     Value    Percent of
COUNTRY       Industry            Face Amount            Loan Agreements               Rate       Date     (Note 1a)  Net Assets
Morocco       Sovereign         US$ 7,000,000     Morocco Consolidated Agreements      6.375%  1/01/2009 $  5,635,000    4.9%
              Government
              Obligations

                                                  Total Loan Agreements in Morocco
                                                  (Cost--$5,091,250)                                        5,635,000    4.9


Russia        Sovereign            20,000,000     Vnesheconombank Participation
              Government                          Agreements                                               15,650,000   13.6
              Obligations

                                                  Total Loan Agreements in Russia
                                                  (Cost--$15,587,500)                                      15,650,000   13.6

                                                  Total Investments in Loan Agreements
                                                  (Cost--$20,678,750)                                      21,285,000   18.5


                                                         Short-Term Investments

United        Commercial Paper**    7,499,000     General Electric Capital Corp.       5.70   12/02/1996    7,499,000    6.5
States

              US Government &      12,000,000     Federal Home Loan Mortgage Corp.     5.25   12/05/1996   11,994,750   10.4
              Agency Obligations**

                                                  Total Short-Term Investments
                                                  (Cost--$19,493,750)                                      19,493,750   16.9


              Total Investments (Cost--$142,373,250)                                                      151,478,741  131.6
              Liabilities in Excess of Other Assets                                                       (36,345,299) (31.6)
                                                                                                         ------------  ------
              Net Assets                                                                                 $115,133,442  100.0%
                                                                                                         ============  ======

             *All or a portion of the security represents collateral in connection with reverse repurchase agreements (Note 5). Additional collateral aggregating $14,543,182 is reflected in receivables for securities sold.
            **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           ***Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was $8,334,000 representing 7.2%
              of net assets.
                                                       Acquisition                       Value
              Issue                                       Date            Cost         (Note 1a)
              Comtel Brasileira Ltd. 10.75% due
              9/26/2004                                 9/18/1996      $4,000,000      $4,134,000
              Republic of the Philippines
              (Registered), 8.75% due 10/7/2016        11/14/1996       4,053,500       4,200,000

              Total                                                    $8,053,500      $8,334,000
                                                                       ==========      ==========

              See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$142,373,250) (Note 1a)                         $151,478,741
                    Receivables:
                      Securities sold                                                      $ 24,034,407
                      Interest                                                                2,181,823       26,216,230
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      10,693
                    Prepaid expenses and other assets                                                              2,598
                                                                                                            ------------
                    Total assets                                                                             177,708,262
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 53,706,213
                      Securities purchased                                                    7,987,500
                      Dividends to shareholders (Note 1f)                                       191,459
                      Interest expense (Note 5)                                                 171,153
                      Investment adviser (Note 2)                                                71,205       62,127,530
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       447,290
                                                                                                            ------------
                    Total liabilities                                                                         62,574,820
                                                                                                            ------------

Net Assets:         Net assets                                                                              $115,133,442

Capital:                                                                                                    ============
                    Common Stock, $.10 par value, 200,000,000 shares authorized                             $    639,296
                    Paid-in capital in excess of par                                                          89,557,341
                    Undistributed investment income--net                                                       2,247,264
                    Undistributed realized capital gains on investments--net                                  13,584,050
                    Unrealized appreciation on investments--net                                                9,105,491
                                                                                                            ------------
                    Total--Equivalent to $18.01 per share based on 6,392,962 shares of
                    capital stock issued and outstanding (market price--$14.75)                             $115,133,442
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 12,795,138
(Note 1d):

Expenses:           Interest expense                                                       $  1,564,542
                    Investment advisory fees (Note 2)                                           719,377
                    Professional fees                                                            71,160
                    Printing and shareholder reports                                             34,923
                    Custodian fees                                                               30,813
                    Directors' fees and expenses                                                 28,934
                    Accounting services (Note 2)                                                 28,281
                    Transfer agent fees                                                          23,374
                    Listing fees                                                                 16,420
                    Amortization of organization expenses (Note 1e)                               4,931
                    Other                                                                         4,858
                                                                                           ------------
                    Total expenses                                                                             2,527,613
                                                                                                            ------------
                    Investment income--net                                                                    10,267,525
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         25,906,932
Unrealized          Change in unrealized appreciation/depreciation on
Gain on             investments--net                                                                          10,217,825
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 46,392,282
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                     November 30,
                    Increase (Decrease) in Net Assets:                                          1996             1995
Operations:         Investment income--net                                                 $ 10,267,525     $  8,519,050
                    Realized gain (loss) on investments--net                                 25,906,932       (6,272,891)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         10,217,825        7,836,860
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     46,392,282       10,083,019
                                                                                           ------------     ------------

Dividends to        Less dividends from investment income--net                               (9,397,828)      (7,996,343)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    to shareholders                                                          (9,397,828)      (7,996,343)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             36,994,454        2,086,676
                    Beginning of year                                                        78,138,988       76,052,312
                                                                                           ------------     ------------
                    End of year*                                                           $115,133,442     $ 78,138,988
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  2,247,264     $  1,304,585
                                                                                           ============     ============

                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Year Ended November 30, 1996
Cash Provided by    Net increase in net assets resulting from operations                                    $ 46,392,282
Operating           Adjustments to reconcile net increase (decrease) in net
Activities:         assets resulting from operations to net cash used for
                    operating activities:
                      Increase in interest receivables                                                          (230,245)
                      Decrease in other assets                                                                     4,390
                      Increase in other liabilities                                                              545,815
                      Realized and unrealized gain on investments--net                                       (36,124,757)
                      Amortization of premium and discount                                                    (1,805,263)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  8,782,222
                                                                                                            ------------

Cash Used for       Proceeds from sales of long-term investments                                             372,946,526
Investing           Purchases of long-term investments                                                      (385,200,492)
Activities:         Purchases of short-term investments                                                     (389,465,916)
                    Proceeds from sales and maturities of short-term investments                             373,852,325
                                                                                                            ------------
                    Net cash used for investing activities                                                   (27,867,557)
                                                                                                            ------------

Cash Provided by    Cash receipts from borrowings                                                            247,474,514
Financing           Cash payments on borrowings                                                             (219,224,680)
Activities:         Dividends paid to shareholders                                                            (9,422,827)
                                                                                                            ------------
                    Net cash provided by financing activities                                                 18,827,007
                                                                                                            ------------

Cash:               Net decrease in cash                                                                        (258,328)
                    Cash at beginning of year                                                                    258,328
                                                                                                            ------------
                    Cash at end of year                                                                     $          0
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  1,412,261
Information:                                                                                                ============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived                               For the Period
                    from information provided in the financial statements.         For the Year Ended       Feb. 4, 1994++
                                                                                      November 30,           to Nov. 30,
                    Increase (Decrease) in Net Asset Value:                        1996          1995            1994
Per Share           Net asset value, beginning of period                     $      12.22   $      11.90    $      14.18
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                           1.61           1.33             .97
                    Realized and unrealized gain (loss) on
                    investments--net                                                 5.65            .24           (2.39)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 7.26           1.57           (1.42)
                                                                             ------------   ------------    ------------
                    Less dividends from investment income--net                      (1.47)         (1.25)           (.86)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      18.01   $      12.22    $      11.90
                                                                             ============   ============    ============
                    Market price per share, end of period                    $      14.75   $      11.25    $      11.00
                                                                             ============   ============    ============

Total Investment    Based on market price per share                                46.24%         14.88%         (21.13%)+++
Return:**                                                                    ============   ============    ============
                    Based on net asset value per share                             64.39%         15.35%          (9.71%)+++
                                                                             ============   ============    ============

Ratios to           Expenses, net of reimbursement and excluding
Average             interest expense                                                 .80%           .97%            .18%*
Net Assets:                                                                  ============   ============    ============
                    Expenses, net of reimbursement                                  2.10%          1.83%            .59%*
                                                                             ============   ============    ============
                    Expenses                                                        2.10%          1.83%           1.26%*
                                                                             ============   ============    ============
                    Investment income--net                                          8.54%         10.48%           8.84%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $    115,133   $     78,139    $     76,052
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                            342.06%        183.01%          68.31%
                                                                             ============   ============    ============

Leverage:           Amount of borrowings (in thousands)                      $     53,706   $     25,456    $      8,761
                                                                             ============   ============    ============
                    Average amount of borrowings outstanding
                    during the period (in thousands)                         $     26,812   $     10,829    $      9,853
                                                                             ============   ============    ============
                    Average amount of borrowings per share
                    during the period                                        $       4.19   $       1.69    $       1.54
                                                                             ============   ============    ============

                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $72,584 has been reclassified between undistributed net realized capital gains and undistributed net investment income and of $398 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $393,187,992 and $387,323,769, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $ 25,751,607   $  9,105,491
Financial futures contracts           (14,175)            --
Options written                       169,500             --
                                 ------------   ------------
Total                            $ 25,906,932   $  9,105,491
                                 ============   ============


Transactions in options written for the year ended November 30, 1996 were as follows:

                                                   Premiums
Call Options Written                Par Value      Received

Outstanding call options written
at beginning of year                       --             --
Options written                  $ 15,000,000   $    215,500
Options exercised                  (9,000,000)       (88,000)
Options expired                    (6,000,000)      (127,500)
                                 ------------   ------------
Outstanding call options written
at end of year                             --             --
                                 ============   ============



                                                   Premiums
Put Options Written                 Par Value      Received

Outstanding put options written
at beginning of year                       --             --
Options written                  $  4,000,000   $     42,000
Options expired                    (4,000,000)       (42,000)
                                 ------------   ------------
Outstanding put options written
at end of year                             --             --
                                 ============   ============


As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $8,829,192, of which $9,578,567 related to appreciated securities and $749,375 related to depreciated securities. At November 30, 1996, the aggregate cost of investments for Federal income tax purposes was $142,649,549.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. For the year ended November 30, 1996, shares issued and outstanding remained constant at 6,392,962. At November 30, 1996, total paid-in capital amounted to $90,197,035.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. As of November 30, 1996, the Fund had entered into reverse repurchase agreements in the amount of $53,706,213. For the year ended November 30, 1996, the maximum amount entered into was $53,706,213, the average outstanding was approximately $26,812,000 and the daily weighted average interest rate was 5.84%.

6. Subsequent Event:
On December 2, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.123930 per share payable on December 19, 1996 to shareholders of record as of December 12, 1996. In addition, on December 20, 1996, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gain distribution to Common Stock shareholders in the amount of $1.855869 per share and $.445299 per share, respectively, payable on January 10, 1997 to shareholders of record December 31, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Worldwide DollarVest Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Worldwide DollarVest Fund, Inc. as of November 30, 1996, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended and the period February 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Worldwide DollarVest Fund, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 14, 1997
</AUDIT-REPORT>



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Joseph T. Monagle, Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
The Bank of New York
101 Barclay Street
New York, New York 10286

NYSE Symbol
WDV